Table of Contents

USAA Family of Funds                                  1
Message from the President                            2
Investment Review                                     4
Message from the Manager                              5
Shareholder Voting Results                            7
Financial Information:
   Statement of Assets and Liabilities                8
   Portfolio of Investments in Securities             9
   Notes to Portfolio of Investments in Securities   18
   Statement of Operations                           19
   Statements of Changes in Net Assets               20
   Notes to Financial Statements                     21


Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
        USAA Investment Management Company
        Attn: Report Mail
        9800 Fredericksburg Road
        San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA International Fund, managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.





USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*


                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.

Message from the President

A few weeks ago I attended a meeting of past presidents of one of San Antonio's distinguished institutions. We discussed a variety of subjects that evening, including the investment performance of the organization's endowment. In such organizations, I usually become chairman of the investment committee, so I reported that through twelve months our fund had a total return of about 24%.(1) One of my fellow past presidents observed about another fund with which he is involved, "Well - we are up over 35%!" He stopped short of asking, "What's your problem?" This was not that uncommon an exchange.

I attempted to expand on the subject a bit. The investment committee which I chair set down a strategy back in 1993. We concurred that the investment goals and the risk tolerance of our board of trustees could be accommodated with a portfolio that was 50% in growth stocks and 50% in long-term fixed-income vehicles. This being a committee and my having but one vote, I am pleased to say that the USAA Income Fund was chosen as the fixed income investment. The 50/50 balance is re-established at the end of each fiscal year so that the risk profile is maintained.

My colleague referred to a very different kind of investment.
His was a family affair, and their investment decision was 100%
in an aggressive growth stock fund.(2)

So, which did better? There is not a simple answer, so what I'll give is my opinion.


[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board, appears here]


I think both of us did just fine. No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you. Is it worthwhile to shift all of your investments to that higher return? I think not. Investment decisions are, by necessity, forward looking. In the case of mutual funds you must rely on two things; the company with which you have chosen to invest and on yourself. The latter means you have invested in a way with which you are comfortable. Then you should bear in mind that in any market someone else is going to have a higher return.

The board of the institution whose investment committee I chair is delighted with their investment performance, both return and volatility. I am sure that my colleague's family is also delighted with theirs. I do not expect that either of us will change our strategy any time soon.


"No matter what kind of market we have been through, you will always be be able to find someone who had a higher and a lower return than you."

                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board

(1) For the 12 months ending December 31, 1995.
    Average Annual Total Return:  1 Year    5 Years   10 Years
    ---------------------------   ------    -------   --------
        USAA Income Fund          24.47%    10.91%     10.43%

(2) An aggressive growth fund seeks maximum capital gains as its investment objective. Current income is not a significant factor. Some may invest in stocks of businesses that are somewhat out of the mainstream, such as fledgling companies, new industries, companies fallen on hard times, or industries temporarily out of favor. USAA IMCO manages this type of fund.

    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.







                         Investment Review

International Fund


OBJECTIVE: Primary objective is capital appreciation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80 percent of the Fund's assets are invested in common stocks of companies organized and operating principally outside the United States. The remainder of the Fund's assets may be invested in U.S. government securities that mature in less than one year and in repurchase agreements collateralized by such securities.
                                                    5/31/95       11/30/95
Net Assets                                   $346.0 Million    $341.4 Million
Net Asset Value Per Share                        $15.78           $16.18

Average Annual Total Returns as of 11/30/95
May 31, 1995 to November 30, 1995                                  3.52% *
1 Year                                                             3.78%
5 Years                                                           11.47%
Since inception on July 11, 1988                                   9.17%
 *Total returns for periods of less than one year are not annualized.
  This six-month return is cumulative.


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 7/11/88 to 11/30/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA International Fund - $19,187 and the Morgan Stanley Capital Index (MSCI- EAFE) - $14,913.]


The graph illustrates how the USAA International Fund outperformed its benchmark, the Morgan Stanley Capital Index (MSCI)-EAFE, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market. The chart compares a $10,000 hypothetical investment in the USAA International Fund to the Index.


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




               Message from the Manager


(Photo of David G. Peebles, Portfolio Manager, appears here)



International Markets

Political, economic and other problems in places as disparate as Japan, Italy, Mexico and China have given international markets a rough ride this year. Much of Europe has performed well, but most of the emerging markets have performed poorly. Japan's gains since the end of May have been offset by the weakness of the yen versus the dollar. While the U.S. market has outperformed nearly all international markets, we are confident that over a longer investment horizon, international markets should provide competitive returns and diversification benefits.

Europe

Europe continued to provide the most attractive returns for the first six months of this fiscal year. We have emphasized the countries of northern Europe, with the United Kingdom followed by the Netherlands having the largest country weightings. We overweighted telecommunications, consumer non-durables, and interest-rate sensitive stocks while underweighting consumer and industrial cyclicals.

Japan

While we have marginally raised our position in Japan, we continue to remain underweighted. Our concern revolves around a lack of commitment to corporate restructuring, problems within the banking system, and lack of strong political leadership. We are seeing early signs of recognition of what is needed to resolve these problems.



[A pie chart is shown here depicting the Asset Allocation as of November 30, 1995 of the USAA International Fund to be: Japan 18.3%, United Kingdom - 8.5%, France - 4.7%, Netherlands - 6.3%, Sweden - 4.7%, Denmark - 3.4%, Hong Kong - 4.2%, Canada - 3.3%, Germany - 4.0%, Switzerland - 3.6%, Australia - 4.4% and Other - 36.0.%]






Emerging Markets

Our overweighted position in emerging markets has hurt us over the last six months. Economic and political problems in major Latin American markets (excluding Brazil), political turmoil surrounding China, plus concerns about financing Asia's ongoing economic growth are the major concerns. While we recognize these concerns and lowered our weightings, the potential for economic growth will cause us to maintain a full to overweighted position in these markets.

Outlook

Moderate, yet stable, economic growth should result in favorable corporate profit gains. This positive corporate outlook, coupled with continued low inflation and low interest rates, could provide a favorable investment climate.

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 9 for a complete listing of the Portfolio of Investments in Securities.

Top 10 Equity Holdings
(% of Net Assets)

Heineken N.V.          1.7
Ciba Geigy AG          1.6
Essilor International  1.6
Verenigd Bezit Vnu     1.5
Tele Danmark A/S ADS   1.5
Autoliv AB             1.4
Nomura Securities      1.4
Volvo AB               1.4
WPP Group              1.3
Canon                  1.3

Top 10 Industries
(% of Net Assets)

Retail                  7.3
Healthcare              6.9
Telecommunications      6.9
Banks                   6.2
Oil                     5.0
Electronics             4.0
Electrical Equipment    3.5
Electric Power          3.4
Steel                   3.4
Auto Parts              2.8

SHAREHOLDER VOTING RESULTS

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the International Fund only for proposal (2) and in the aggregate for the entire USAA Investment Trust (the Trust) for proposals
(1) and (3).

(1) Proposal to elect a Board of Trustees as follows:

                                       Votes            Votes
   Trustee                              For            Withheld
   -------                             -----           ---------
   Hansford T. Johnson*             112,569,933         2,138,930
   Michael J.C. Roth                111,522,559         3,186,304
   John W. Saunders, Jr.            112,598,635         2,110,228
   George E. Brown                  111,259,788         3,449,075
   Howard L. Freeman, Jr.           112,481,010         2,227,853
   Richard A. Zucker                112,225,587         2,483,276
   Barbara B. Dreeben               111,409,531         3,299,332

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M. Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:


                                                   Number of Shares Voting
                                                For        Against     Abstain
                                               -----       -------    ---------


Proposal to amend the 5% and 10% issuer     13,147,515    593,025     280,477
diversification restrictions to apply to
75% of a Fund's total assets rather than 100%.

Proposal to amend the restriction           12,838,846    877,905     304,266
relating to borrowing to allow
a Fund to borrow an amount not
exceeding 33 1/3% of its total
assets (including the amount borrowed)
less liabilities (other than
borrowings) for temporary or emergency
purposes.

Proposal to amend the restriction relating  12,902,299    791,972     326,747
to lending portfolio securities to permit a Fund to lend up to 1/3 of its total assets to other parties.

(3) Proposal to ratify or reject the       107,284,373   2,323,184   5,101,298
selection by the Board of Trustees of
KPMG Peat Marwick LLP as auditors for
the Trust for the fiscal year ending
May 31, 1996.





International Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)

Assets
   Investments in securities, at market value (identified cost
   of $320,407)                                                  $   346,189
   Cash                                                                   72
   Cash denominated in foreign currencies (identified cost of $426)      426
   Receivables:
      Capital shares sold                                                 80
      Dividends and interest                                             733
      Securities sold                                                  2,921
      Foreign currency contracts held, at value                        4,621
                                                                    --------
         Total assets                                                355,042
                                                                    --------

Liabilities
   Securities purchased                                                8,241
   Foreign currency contracts held, at value                           4,634
   Capital shares redeemed                                               383
   USAA Investment Management Company                                    208
   USAA Transfer Agency Company                                           64
   Accounts payable and accrued expenses                                  84
                                                                    --------
         Total liabilities                                            13,614
                                                                    --------
            Net assets applicable to capital shares outstanding     $341,428
                                                                    ========
Represented by:
   Paid-in capital                                                  $316,329
   Accumulated undistributed net investment income                       146
   Accumulated net realized loss on investments                         (830)
   Net unrealized appreciation of investments                         25,782
   Net unrealized appreciation on foreign currency translations            1
                                                                   ---------
            Net assets applicable to capital shares outstanding    $ 341,428
                                                                   =========
   Capital shares outstanding, unlimited number of shares
   authorized, no par value                                          21,101
                                                                   =========
   Net asset value, redemption price, and offering price per share $  16.18
                                                                   =========
See accompanying notes to financial statements.








International Fund
Portfolio of Investments in Securities

November 30, 1995
(Unaudited)
                                                                 Market
   Number                                                        Value
   of Shares         Security                                    (000)
   ---------         --------                                   -------
                   Common Stocks (90.2%)
              Argentina (1.3%)
   313,333    Compania Interamericana de Automobiles S.A. *     $ 1,348
    62,194    IRSA Inversiones y Representaciones S.A. GDS        1,352
    96,300    YPF Sociedad Anonima S.A. ADS "D"                   1,878
                                                               ---------
                                                                  4,578
                                                               ---------

              Australia (3.4%)
 1,406,700    CSL Ltd.                                            3,748
 2,800,000    David Jones Ltd.                                    4,156
   388,400    Rothmans Holdings Ltd.                              1,470
   418,600    Seven Network Ltd.                                  1,119
    40,000    TABCORP Holdings Ltd. ADS                           1,142(a)
                                                                -------
                                                                 11,635
                                                                -------
              Austria (1.2%)
    36,000    VA Technologie AG                                  4,154
                                                                -------

              Belgium (1.3%)
    16,700    Colruyt S.A.                                       4,297
                                                                -------

              Brazil (0.2%)
    74,000    Rhodia-Ster S.A. GDS                                731
                                                                -------

              Canada (3.3%)
   142,000    Alliance Forest Products, Inc. *                   2,796
 1,000,000    Beau Canada Exploration Ltd. *                     1,023
    80,700    Canadian National Railway Co. *                    1,210
    97,800    Canadian Occidental Petroleum Ltd.                 3,420
    95,000    Suncor, Inc.                                       2,911
                                                               --------
                                                                11,360
                                                               --------
              Chile (0.8%)
    88,000    Banco Osorno y La Union S.A. ADR                   1,089
    34,600    Madeco S.A. ADS                                      817
    50,400    Maderas y Sinteticos S.A. ADS                        838
                                                                -------
                                                                 2,744
                                                                -------
              Colombia (0.5%)
   306,000    Banco de Colombia GDS                              1,568
                                                                -------


              Denmark (3.4%)
     1,000    Nordtank Energy Group A/S *                           65
    32,670    Novo Nordisk A/S "B"                               4,111
   178,500    Tele Danmark A/S ADS                               4,976
    50,000    Unidanmark A/S                                     2,446
                                                                -------
                                                                11,598
                                                                -------

              France (4.7%)
   120,000    Coflexip ADS                                        1,845
    10,000    Ecco SA                                             1,521
    94,000    Elf Aquitaine ADS                                   3,290
    59,450    Eramet Group                                        3,930
    28,770    Essilor International                               5,419
                                                                 -------
                                                                 16,005
                                                                 -------

              Germany (4.0%)
    69,000    Adidas AG *                                         3,678
     8,000    BASF AG                                             1,754
     8,220    Siemens AG                                          4,294
    96,960    Veba AG                                             3,955
                                                                 -------
                                                                 13,681
                                                                --------

              Hong Kong (4.2%)
 1,798,500    Amoy Properties Ltd.                                1,721
   134,600    China Yuchai International Ltd.                     1,144
 2,264,000    Florens Group Ltd.                                  1,302
   390,000    Hutchison Whampoa Ltd.                              2,203
   840,000    New World Infrastructure Ltd. *                     1,461
10,000,000    Regal Hotels International Holdings                 2,211
 6,750,000    Singamas Container Holdings Ltd.                      986
 1,350,000    Singamas Container Holdings Ltd. Warrants *            23
 1,702,000    Varitronix International Ltd.                       3,190
                                                                 -------
                                                                 14,241
                                                                 -------
              Hungary (0.5%)
   180,000    Mol Magyar Olay Es Gazipari GDS *                   1,508
                                                                 -------
              India (1.2%)
    40,000    Hindalco Industries Ltd. GDR                        1,110
    56,000    Indian Rayon & Industries Ltd. GDR                    644
   148,000    Larsen & Toubro Ltd. GDR                            2,316
                                                                  ------
                                                                  4,070
                                                                  ------
              Indonesia (1.2%)
    31,000    PT Bank Dagang Nasional Indonesia                      26
   510,000    PT Darya-Varia Laboratoria                            837
   130,000    PT HM Sampoerna                                     1,304
   749,500    PT Jaya Real Property                               1,838
                                                                  ------
                                                                  4,005
                                                                  ------
              Israel (0.3%)
    63,000    Koor Industries Ltd. ADS *                          1,142
                                                                  ------
              Italy (2.6%)
   335,000    Arnoldo Mondadori Editore                           2,625
    45,700    Gucci Group N. V. *                                 1,576
   912,500    Olivetti and C., S.p.A.                               605
   912,500    Olivetti and C., S.p.A. Rights *                       52
 1,984,000    STET                                                3,902
                                                                  -----
                                                                  8,760
                                                                  -----
              Japan (17.3%)
   150,000    77 Bank Ltd.                                        1,359
   116,000    Bridgestone Corp.                                   1,710
   260,000    Canon, Inc.                                         4,574
   136,000    Daibiru Corp.                                       1,497
   200,000    Higo Bank                                           1,502
   315,000    Hitachi Ltd.                                        3,189
   190,000    Honda Motor Co. Ltd.                                3,436
    99,000    Hoya Corp.                                          2,948
    76,000    Ito-Yokado Co. Ltd.                                 4,198
    59,000    Kissei Pharmaceutical Co., Ltd.                     1,618
    50,000    Kyocera Corp.                                       3,956
   170,000    Laox Co. Ltd.                                       3,559
    20,000    Mabuchi Motor Co.                                   1,238
   420,000    Minebea Co. Ltd.                                    3,492
   481,000    Mitsubishi Heavy Industries Ltd.                    3,834
   390,000    Mitsubishi Paper Mills, Ltd.                        2,403
 1,297,000    NKK Corp.                                           3,569
   242,000    Nomura Securities Co. Ltd.                          4,757
    84,000    Shimamura Co. Ltd.                                  3,178
   102,000    Tostem Corp.                                        3,107
                                                                 ------
                                                                 59,124
                                                                 ------
              Korea (2.3%)
    52,820    Korea Electric Power Corp. ADS                      2,307
    87,000    LG Chemical Ltd. *                                  1,813
    10,730    Pohang Iron & Steel Co., Ltd.                         928
     6,000    Samsung Electronics Co., Ltd. *                     1,129
    21,500    Samsung Electronics Co., Ltd. GDR *                 1,279
     6,827    Samsung Electronics Co., Ltd. GDR (New) *             366
                                                                 ------
                                                                  7,822
                                                                 ------
              Malaysia (1.5%)
   472,500    Malaysian Assurance Alliance BHD                    1,862
   286,000    Tanjong plc                                           823
   800,000    Technology Resources Industries BHD *               2,239
                                                                 ------
                                                                  4,924
                                                                 ------
              Mexico (2.5%)
    56,500    Bufete Industrial, S.A. de C.V. ADS                   826
   136,300    Desc, Soceidad de Fomento Industrial,
              S.A. de C.V. ADS*                                   1,806
   168,500    Grupo Simec, S.A. de C.V. ADS *                     1,137
   124,000    Grupo Televisa, S.A. de C.V. ADS                    2,682
    66,000    Panamerican Beverages, Inc. "A"                     2,129
                                                                  -----
                                                                  8,580
                                                                  -----

              Netherlands (6.3%)
    19,800    DSM N.V.                                            1,577
    74,060    EVC International N.V.                              1,999
    32,240    Heineken N.V.                                       5,650
    64,481    Internationale Nederlanden Groep N.V.               4,221
   102,450    Vendex International N.V.                           2,967
    35,870    Verenigd Bezit VNU                                  5,062
                                                                --------
                                                                 21,476
                                                                --------
              Norway (0.4%)
   600,000    Christiania Bank og Kreditkasse                     1,347
                                                                 -------

              Philippines (1.4%)
 8,129,500    Filinvest Land, Inc. *                              2,173
 2,662,500    Petron Corp. GDS                                    1,220
   167,300    Philippine Commercial International Bank            1,406
                                                                  ------
                                                                  4,799
                                                                  ------
              Portugal (1.0%)
    25,070    Portugal Telecom, S.A. *                              458
   152,100    Portugal Telecom, S.A. ADS *                        2,852
                                                                 -------
                                                                  3,310
                                                                 -------
              Singapore (0.8%)
   195,000    Keppel Corp. Ltd.                                   1,604
   199,500    Overseas Union Bank Ltd.                            1,266
                                                                 -------
                                                                  2,870
                                                                 -------
              South Africa (1.4%)
   982,429    Iscor Ltd. S.A.                                       881
   106,885    Murray and Roberts Holdings Ltd.                      707
   180,000    Nedcor Ltd. GDR *                                   2,925
    45,000    Nedcor Ltd. Warrants *                                220
                                                                 -------
                                                                  4,733
                                                                 -------
              Spain (1.9%)
    43,500    Corporacion Mapfre                                  2,450
    99,500    Telefonica de Espana, S.A. ADR                      4,129
                                                                 -------
                                                                  6,579
                                                                 -------
              Sweden (4.7%)
    26,450    Asea AB                                             2,566
    82,140    Autoliv AB                                          4,862
    58,000    Getinge Industrier AB "B"                           2,389
   100,000    Nordbanken AB *                                     1,708
   223,100    Volvo AB                                            4,628
                                                                 -------
                                                                 16,153
                                                                 -------
              Switzerland (3.6%)
     2,250    BBC Brown, Boveri & Co. Ltd. "A"                    2,584
     6,144    Ciba Geigy AG                                       5,478
       900    SGS Group                                           1,692
     4,550    Sulzer AG P.C.                                      2,516
                                                                 -------
                                                                 12,270
                                                                 -------
              Taiwan (0.9%)
   106,000    Acer, Inc. *                                        1,378
    56,000    China Steel Corp. ADS                                 910 (a)
    48,600    China Steel Corp. GDS                                 789
                                                                 ------
                                                                  3,077
                                                                 ------
              Thailand (0.8%)
    94,700    Finance One Public Co.                                591
 1,000,000    Sahaviriya Steel Industries Public Co., Ltd. *      1,222
   154,500    Sri Thai Superware Co. Ltd.                         1,026
                                                                 -------
                                                                  2,839
                                                                 -------
              Turkey (0.1%)
   203,000    Olmuksa Mukavva Sanayi Ve Ticaret A.S.                 50
   223,000    Sarkuysan Elektrolitik Bakir S.A.                      34
                                                                  ------
                                                                     84
                                                                  ------
              United Kingdom (8.5%)
   496,000    Amstrad plc                                         2,009
   554,000    Argyll Group plc                                    2,638
    50,000    British Gas plc                                     1,863
   481,200    Cadbury Schweppes plc                               4,103
    20,000    M. A. I. D. plc, ADS *                                 73
   518,500    Northern Ireland Electricity plc                    3,548
   520,000    Refuge Group plc                                    3,686
 1,089,500    Tomkins plc                                         4,403
   245,833    Welsh Water plc                                     2,591
 1,886,000    WPP Group plc                                       4,576
                                                                 -------
                                                                 29,490
                                                                 -------
              Other Holdings (0.7%)
 3,950,000    Central European Growth Fund plc                    2,358
   793,000    Central European Growth Fund plc Warrants *            73
                                                                 -------
                                                                  2,431
                                                                 -------
              Total common stocks (cost: $284,080)              307,985
                                                                --------

                    Preferred Stocks (3.5%)

                 Australia (1.0%)
    1,064,600    Village Roadshow Ltd.                            3,374
                                                                --------
                 Brazil (2.1%)
   67,190,973    Bradesco PN                                        581
   84,610,000    Companhia Energetica de Minas Gerais (Cemig)     1,874
   58,000,000    Telebras PN                                      2,858
2,300,000,000    Usinas Siderurgicas de Minas Gerais S.A.         2,047
                                                                --------
                                                                  7,360
                                                                --------
                 Finland (0.4%)
       24,430    Nokia Corp. ADS                                  1,325
                                                                --------
                 Total preferred stocks (cost: $10,502)          12,059
                                                                --------

Principal
 Amount                                                                                 Market
  (000)                    Security                             Coupon                    Value
-------                    --------                             Rate        Maturity      000
                               Bonds (2.0%)                     -----       --------     -------
                  Japan (1.0%)
  $ 3,250   MBL International Finance (Bermuda) Trust,
            Convertible Notes                                    3.00%     11/30/02     $ 3,608
                                                                                        -------

            Taiwan (1.0%)
    1,000   U-Ming Marine Transport Corp., Convertible Notes     1.50       2/07/01         887
    2,182   Yangming Marine Transport Corp., Convertible Notes   2.00      10/06/01       2,395
                                                                                       --------
                                                                                          3,282
                                                                                        -------
            Total bonds (cost: $6,570)                                                    6,890
                                                                                        -------


                 U.S. Government & Agency Issues (5.7%)

             Discount Note
   19,255    Federal Home Loan Mortgage Corp. (cost: $19,255)  5.80      12/01/95      19,255
                                                                                       -------

             Total investments (cost: $320,407)                                    $  346,189
                                                                                      ========
*Non-income producing.




                    Portfolio Summary By Industry
                    -----------------------------
   Retail                                             7.3 %
   Healthcare                                         6.9
   Telecommunications                                 6.9
   Banks                                              6.2
   U.S. Government & Agency Issues                    5.7
   Oil                                                5.0
   Electronics                                        4.0
   Electrical Equipment                               3.5
   Electric Power                                     3.4
   Steel                                              3.4
   Auto Parts                                         2.8
   Engineering & Construction                         2.8
   Automobiles                                        2.8
   Real Estate                                        2.5
   Conglomerates                                      2.5
   Chemicals                                          2.3
   Publishing                                         2.3
   Manufacturing - Diversified Industries             2.0
   Insurance - Multi/Line Companies                   2.0
   Beverages - Soft Drinks                            1.8
   Transportation - Miscellaneous                     1.8
   Beverages - Alcoholic                              1.7
   Brokerage Firms                                    1.6
   Textiles                                           1.5
   Paper & Forest Products                            1.5
   Office Equipment & Supplies                        1.3
   Computer Systems                                   1.3
   Building Materials Group                           1.2
   Metals - Miscellaneous                             1.2
   Broadcasters                                       1.1
   Insurance - Life                                   1.1
   Machinery - Diversified                            1.0
   Entertainment                                      1.0
   Other                                              8.0
                                                    ------
                                                    101.4%
                                                    ======


International Fund
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)


General Notes


Market value of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


Specific Notes

(a) Securities which are exempt from registration by Rule 144A under the Securities Act of 1933 and when purchased were determined to be liquid. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by the Rule.

See accompanying notes to financial statements.







International Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1995
(Unaudited)

Net investment income:
   Income (net of foreign taxes withheld of $357):
        Dividends                                                    $ 2,641
        Interest                                                         487
                                                                     --------
             Total income                                              3,128
                                                                     --------
   Expenses:
        Management fees                                                1,311
        Transfer agent's fees                                            379
        Custodian's fees                                                 243
        Postage                                                           31
        Shareholder reporting fees                                        16
        Trustees' fees                                                     1
        Registration fees                                                 30
        Audit fees                                                        14
        Legal fees                                                         3
        Other                                                             14
                                                                      -------
             Total expenses                                            2,042
                                                                      -------
                  Net investment income                                1,086
                                                                      -------
Net realized and unrealized gain on investments and foreign currency:
   Net realized gain (loss) on:
        Investments                                                    5,980
        Foreign currency transactions                                    (10)
   Change in net unrealized appreciation/depreciation on:
        Investments                                                    5,151
        Translation of assets and liabilities in foreign currencies     (17)
                                                                      ------
           Net realized and unrealized gain                          11,104
                                                                    ---------
Increase in net assets resulting from operations                   $ 12,190
                                                                    =========

 See accompanying notes to financial statements.





International Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1995
and Year ended May 31, 1995
(Unaudited)

                                                                  11/30/95        5/31/95

From operations:
   Net investment income                                          $  1,086       $  2,333
   Net realized gain (loss) on investments                           5,980         (1,134)
   Net realized loss on foreign currency transactions                  (10)        (1,438)
   Change in net unrealized appreciation/depreciation on:
        Investments                                                  5,151          1,844
        Foreign currency translations                                  (17)           488
                                                                   --------        --------
        Increase in net assets resulting from operations            12,190          2,093
                                                                   --------       ---------
Distributions to shareholders from:
   Net investment income                                            (1,456)            -
                                                                   --------       ---------
   Net realized gains                                               (1,877)       (12,797)
                                                                   ---------      ---------
From capital share transactions:
   Shares sold                                                      42,171        258,402
   Shares issued for dividends reinvested                            2,734         12,577
   Shares redeemed                                                 (58,367)       (99,034)
                                                                   --------       ---------
       Increase (decrease) in net assets from capital share
       transactions                                                (13,462)       171,945
                                                                   --------       ---------
Net increase (decrease) in net assets                               (4,605)       161,241
Net assets:
   Beginning of period                                             346,033        184,792
                                                                  ---------       ---------
   End of period                                                  $341,428       $346,033
                                                                  =========       =========
Undistributed net investment income (loss) included in net assets:
   Beginning of period                                            $    526       $  (369)
                                                                   ========       =========
   End of period                                                  $    146       $   526
                                                                   ========       =========
Change in shares outstanding:
   Shares sold                                                       2,593        16,275
   Shares issued for dividends reinvested                              168           801
   Shares redeemed                                                  (3,592)       (6,439)
                                                                   ---------      ---------
        Increase (decrease) in shares outstanding                     (831)       10,637
                                                                   =========      =========
See accompanying notes to financial statements.







International Fund
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)
(1)  Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the International Fund (the Fund). The Fund's primary investment objective is capital appreciation. Current income is a secondary objective.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, are recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets at the time of the borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the six-month period ended November 30, 1995.

(3)  Distributions

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4)  Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended November 30, 1995 were $119,827 and $126,505, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $45,376 and $19,594, respectively.

(5) Foreign Currency Contracts

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1995, the terms of open foreign currency contracts were as follows:


                                          U.S. Dollar                       U.S. Dollar
                                            Value                            Value
   Exchange    Currency to be              as of      Currency to be           as of
   Date        Delivered                  11/30/95      Received              11/30/95
   --------    --------------           -----------   ---------------        --------
   12/01/95    4,169 U.S. Dollar        $ 4,169       5,600 Australian Dollar  $4,156
   12/01/95      35 U.S. Dollar              35       1,907,910 Turkish Lira       35
   12/01/95      49 U.S. Dollar              49       2,634,701 Turkish Lira       48
   12/01/95      49 British Pound            75       76 U.S. Dollar               76
   12/01/95     561,127 Indonesian Rupiah    246      245 U.S. Dollar             245
   12/04/95      23 U.S. Dollar              23       52,507 Indonesian Rupiah     23
   12/04/95      24 British Pound            37       38 U.S. Dollar               38
                                           ------                                ----
                                         $ 4,634                                $4,621
                                          =======                                =====




(6) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(7) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1995, the Association and its affiliates owned 5,962 shares (28.3%) of the Fund.




International Fund
Notes to Financial Statements (continued)
(In Thousands)

November 30, 1995
(Unaudited)


(8) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-month                      Eight-month
                              Period ended    Year ended     Period ended
                              November 30,     May 31,        May 31,           Year ended September 30,
                                 1995            1995          1994         1993        1992        1991
                                ------          ------         ------       -----     -------     ------
Net asset value at
   beginning of period        $ 15.78          $ 16.36        $ 14.48      $ 12.09    $ 11.57     $ 9.89
Net investment income             .05              .10            -            .07        .10        .13
Net realized and
   unrealized gain                .51              .29           2.23         2.45        .51       1.66
Distributions from net
   investment income             (.07)              -             -           (.13)      (.09)      (.06)
Distributions of realized
   capital gains                 (.09)            (.97)          (.35)          -          -        (.05)
                              --------         ---------      ---------      -------   --------    -------
Net asset value at
   end of period              $ 16.18          $ 15.78         $ 16.36      $ 14.48    $ 12.09    $ 11.57
                               ======           ========       ========      =======   =======    =======
Total return (%) *               3.52             2.49           15.67        21.11       5.30      18.21
Net assets at end of
   period (000)              $341,428          $346,033        $184,792     $88,757    $ 42,868   $ 28,931
Ratio of expenses to
   average net assets (%)        1.17 (a)         1.17          1.31 (a)       1.50       1.69       1.82
Ratio of net investment
   income to average net
   assets (%)                     .62 (a)          .81           .04 (a)        .72       1.05       1.26
Portfolio turnover (%)          36.04            64.30         44.39          52.52      34.27      63.56
Average commission
   rate paid per share          .0026
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.